                      BAY VIEW SECURITIZATION CORPORATION

                         BAY VIEW 1999-LG-1 AUTO TRUST

                       FOR REMITTANCE DATE: MAY 31, 2001

A. Principal Balance Reconciliation

                                                                                                          Number
                                                                                                            of
                                  A-1            A-2            A-3            A-4           Total       Accounts
                             -------------  -------------  -------------  -------------  --------------  --------
(A) Original Principal
    Balance................  42,750,000.00  97,000,000.00  55,000,000.00  52,023,107.00  246,773,107.00   17,753
(B) Beginning Period
    Principal Balance......           0.00  14,351,387.71  55,000,000.00  52,023,107.00  121,374,494.71   11,648
(C) Collections (Regular
    Payments).................        0.00   3,050,419.11           0.00           0.00    3,050,419.11       NA
(D) Withdrawal from
    Payahead (Principal)......        0.00      20,187.95           0.00           0.00       20,187.95       NA
(E) Collections (Principal
    Payoffs)..................        0.00   2,855,937.50           0.00           0.00    2,855,937.50      364
(F) Collections (Principal
    Recoveries)...............        0.00      42,853.91           0.00           0.00       42,853.91       NA
(G) Charge Offs Amount.....           0.00     129,972.06           0.00           0.00      129,972.06       16
(H) Principal Reductions
    (Partial Charge-Offs).....        0.00           0.00           0.00           0.00            0.00       NA
(I) Repurchases............           0.00           0.00           0.00           0.00            0.00        0
(J) Ending Balance.........           0.00   8,252,017.18  55,000,000.00  52,023,107.00  115,275,124.18   11,268

Notional Principal Balance:
(K) Beginning..............                                                               61,012,714.90
(L) Ending.................                                                               54,913,344.37
(M) Certificate Factor.....       0.000000%      8.507234%    100.000000%    100.000000%      46.713001%

B. Cash Flow Reconciliation

                                                                       Total
                                                                    ------------
   (A)Cash Wired................................................... 7,249,003.56
   (B)Interest Wired/Earned........................................    21,392.23
   (C)Withdrawal from Payahead Account.............................    20,187.95
   (D)Advances.....................................................         0.00
   (E)Repurchases..................................................         0.00
   (F)Gross Charge-Off Recoveries..................................    20,960.82
   (G)Gross Charge-Off Advances....................................     3,566.72
   (H)Spread Account Withdrawal....................................         0.00
   (I)"A" Surety Bond Draw for "I" Interest........................         0.00
   (J)"A" Surety Bond Draw for "A-1" Principal or Interest.........         0.00
   (K)"A" Surety Bond Draw for "A-2" Principal or Interest.........         0.00
   (L)"A" Surety Bond Draw for "A-3" Principal or Interest.........         0.00
   (M)"A" Surety Bond Draw for "A-4" Principal or Interest.........         0.00
                                                                    ------------
     Total Collections............................................. 7,315,111.28
                                                                    ============

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


C. Trustee Distribution

                                                         .           Total
                                                     ---------    ------------
   (A) Total Cash Flow..............................              7,315,111.28
   (B) Unrecovered Interest Advances................                  3,566.72
   (C) Servicing Fee (Due and Unpaid)...............                 75,859.06
   (D) Interest to "A-1" Certificate Holders,
       including Overdue............................                      0.00
   (E) Interest to "A-2" Certificate Holders,
       including Overdue............................                 82,281.29
   (F) Interest to "A-3" Certificate Holders,
       including Overdue............................                316,708.33
   (G) Interest to "A-4" Certificate Holders,
       including Overdue............................                306,502.81
   (H) Interest to "I" Certificate Holders,
       including Overdue............................                 76,265.89
   (I) Principal to "A-1" Certificate Holders,
       including Overdue............................                      0.00
   (J) Principal to "A-2" Certificate Holders,
       including Overdue............................              6,099,370.53
   (K) Principal to "A-3" Certificate Holders,
       including Overdue............................                      0.00
   (L) Principal to "A-4" Certificate Holders,
       including Overdue............................                      0.00
   (M) Reinsurance Fee..............................                      0.00
   (N) Surety Bond Fee..............................                 20,903.39
   (O)First Loss Protection.........................      0.00
   (P)Surety Bond Premium........................... 20,903.39
   (Q) Interest Advance Recovery Payments...........                      0.00
   (R) Unreimbursed Draws on Class "A" Surety Bond
       for Class "A-1" Interest.....................                      0.00
   (S) Unreimbursed Draws on Class "A" Surety Bond
       for Class "A-2" Interest.....................                      0.00
   (T) Unreimbursed Draws on Class "A" Surety Bond
       for Class "A-3" Interest.....................                      0.00
   (U) Unreimbursed Draws on Class "A" Surety Bond
       for Class "A-4" Interest.....................                      0.00
   (V) Unreimbursed Draws on Class "A" Surety Bond
       for Class "I" Interest.......................                      0.00
   (W) Deposit to Payahead..........................                      0.00
   (X) Bank Account Interest to Servicer............                 21,392.23
   (Y) Excess Yield.................................                312,261.03
     Balance........................................                      0.00

D. Spread Account and Surety Reconciliation

                                                 Spread Account  Surety Bond
                                                 -------------- --------------
   (A)Beginning Balance.........................   7,356,175.48 115,137,633.67
   (B)Additions to Spread Amount................     312,261.03            N/A
   (C)Interest Earned...........................      27,386.23            N/A
   (D)Draws.....................................           0.00           0.00
   (E)Reimbursement for Prior Draws.............            N/A           0.00
   (F)Distribution of Funds to "IC" Class or
    Servicer....................................            N/A           0.00
   (G)Prior Month Distribution of Funds to "IC"
    Class.......................................           0.00            N/A
   (H)Ending Balance............................   7,695,822.74 108,776,566.08
   (I)Required Balance.......................... 116,132,741.56 108,776,566.08
   (J)Distribution to "IC" Class................           0.00

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


E. Current Receivables Delinquency

   #Payment Delinquency                                      Number   Balance
   --------------------                                      ------ ------------
     (A)31-60...............................................   84     779,768.29
     (B)61-90...............................................   30     294,658.25
     (C)91+.................................................   15     226,617.64
     (D)Total...............................................  129   1,301,044.18

F. Excess Yield

                                        Excess
                                        Yield                    Excess Yield
                 Month                 Balance    Pool Balance  (Annualized %)
                 -----                ---------- -------------- --------------
   (A)Current........................ 312,261.03 115,275,124.18     3.2506%
   (B)1st Previous................... 285,001.38 121,374,494.71     2.8177%
   (C)2nd Previous................... 285,346.29 127,830,175.70     2.6787%
   (D)3rd Previous................... 108,970.64 134,673,973.72     0.9710%
   (E)Four-Month Rolling Excess
    Yield............................ 247,894.84 124,788,442.08     2.3838%

G. Delinquency Rate (30+)

                                                Month
                     Month                     Balance     Pool Balance    %
                     -----                   ------------ -------------- ------
   (A)Current............................... 1,301,044.18 115,275,124.18 1.1286%
   (B)1st Previous.......................... 1,018,420.08 121,374,494.71 0.8391%
   (C)2nd Previous.......................... 1,232,454.87 127,830,175.70 0.9641%
   (D)3rd Previous.......................... 1,268,329.62 134,673,973.72 0.9418%
   (E)Four-Month Rolling Average............ 1,205,062.19 124,788,442.08 0.9657%

H. Net Loss Rate

                            Charge-Off Liquidation    Average      Defaulted
            Month            Balance    Proceeds      Balance     (Annualized)
            -----           ---------- ----------- -------------- ------------
   (A)Current.............. 172,825.97  63,814.73  118,324,809.45    1.1055%
   (B)1st Previous......... 387,148.91 183,771.45  124,602,335.21    1.9587%
   (C)2nd Previous......... 417,686.23 197,623.46  131,252,074.71    2.0120%
   (D)Three-Month Rolling
    Average................ 325,887.04 148,403.21  124,726,406.45    1.7076%

I. Charge-Off / Recoveries

                                                             Number   Balance
                                                             ------ ------------
   (A)Collection Period Charge-Off Receivables..............   16     129,972.06
   (B)Gross Charge-Offs Cumulative Receivables..............  564   5,264,072.44
   (C)Collection Period Recoveries on Charge-Offs...........   NA      20,960.82
   (D)Recoveries on Charge-Offs To-Date.....................   NA     557,508.18

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


J. Repossessions

                                                           Number     Balance
                                                         ---------- ------------
   (A)Collection Period Repossessions...................         31   369,296.63
   (B)Aggregate Repossessions...........................        532 6,870,759.12
   (C)Unliquidated Repossessions........................         48   625,579.42

K. Forced Place Insurance

   (A)FPI Charge-Offs...................................          0         0.00
   (B)FPI Canceled/Waived/Removed/ Reversed.............          0         0.00

L. Payahead Reconciliation

   (A)Beginning Balance................................. 214,923.31
   (B)Deposit...........................................       0.00
   (C)Withdrawal........................................  20,187.95
   (D)Ending Balance.................................... 194,735.36

           /s/ Michael J. LaOrange
Approved By: ______________________
            Michael LaOrange
       Vice President, Controller
        Bay View Acceptance Corp

                      BAY VIEW SECURITIZATION CORPORATION

                         BAY VIEW 2000 LJ-1 AUTO TRUST

                       FOR REMITTANCE DATE: MAY 31, 2001

A. Principal Balance Reconciliation

                                                                                                        Number
                                                                                                          of
                               A-1            A-2             A-3            A-4           Total       Accounts
                          -------------  --------------  -------------  -------------  --------------  --------
(A) Original Principal
    Balance.............  64,000,000.00  132,000,000.00  80,000,000.00  80,559,839.00  356,559,839.00   20,329
(B) Beginning Period
    Principal Balance...           0.00   46,704,528.42  80,000,000.00  80,559,839.00  207,264,367.42   15,245
(C) Collections (Regular
    Payments)...........           0.00    4,855,889.51           0.00           0.00    4,855,889.51      N/A
(D) Withdrawal from
    Payahead............           0.00        3,108.95           0.00           0.00        3,108.95      N/A
(E) Collections
    (Principal
    Payoffs)............           0.00    3,759,301.41           0.00           0.00    3,759,301.41      330
(F) Net Liquidation
    Proceeds............           0.00       83,070.71           0.00           0.00       83,070.71      N/A
(G) Charge Off Amount...           0.00      231,059.04           0.00           0.00      231,059.04       21
(H) Partial
    Charge-Offs.........           0.00            0.00           0.00           0.00            0.00      N/A
(I) Repurchases.........           0.00            0.00           0.00           0.00            0.00        0
(J) Ending Balance......           0.00   37,772,098.80  80,000,000.00  80,559,839.00  198,331,937.80   14,894
(K) Certificate Factor..       0.000000%      28.615226%    100.000000%    100.000000%      55.623746%

B. Cash Flow Reconciliation

                                                                      Totals
                                                                   -------------
   (A) Cash Wired................................................. 10,424,316.29
   (B) Interest Wired.............................................     47,679.01
   (C) Withdrawal from Payahead Account...........................      3,108.95
   (D) Advances...................................................          0.00
   (E) Repurchases................................................          0.00
   (F) Gross Charge-Off Recoveries................................     68,430.50
   (G) Gross Charge-Off Advances..................................      1,709.87
   (H) Spread Account Withdrawal..................................          0.00
   (I) "A" Surety Bond Draw for "A-1" Principal or Interest.......          0.00
   (J) "A" Surety Bond Draw for "A-2" Principal or Interest.......          0.00
   (K) "A" Surety Bond Draw for "A-3" Principal or Interest.......          0.00
   (L) "A" Surety Bond Draw for "A-4" Principal or Interest.......          0.00
                                                                   -------------
       Total Collections.......................................... 10,545,244.62
                                                                   =============

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


C. Trustee Distribution

                                          Total
                                      -------------
(A) Total Cash Flow................   10,545,244.62
(B) Unrecovered Interest Advances..        1,709.87
(C) Servicing Fee (Due and Unpaid)....   129,540.23
(D) Interest to "A-1" Certificate
    Holders, including Overdue.....            0.00
(E) Interest to "A-2" Certificate
    Holders, including Overdue.....      293,460.12
(F) Interest to "A-3" Certificate
    Holders, including Overdue.....      509,333.33
(G) Interest to "A-4" Certificate
    Holders, including Overdue.....      512,897.64
(H) Principal to "A-1" Certificate
    Holders, including Overdue.....            0.00
(I) Principal to "A-2" Certificate
    Holders, including Overdue.....    8,932,429.62
(J) Principal to "A-3" Certificate
    Holders, including Overdue.....            0.00
(K) Principal to "A-4" Certificate
    Holders, including Overdue.....            0.00
(L) Surety Bond Fee................       35,695.53
(M) Interest Advance Recovery
    Payments.......................            0.00
(N) Unreimbursed Draws on Class "A"
    Surety Bond for Class "A-1" Int
    or Prin........................            0.00
(O) Unreimbursed Draws on Class "A"
    Surety Bond for Class "A-2" Int
    or Prin........................            0.00
(P) Unreimbursed Draws on Class "A"
    Surety Bond for Class "A-3" Int
    or Prin........................            0.00
(Q) Unreimbursed Draws on Class "A"
    Surety Bond for Class "A-4" Int
    or Prin........................            0.00
(R) Deposit to Payahead............            0.00
(S) Bank Account Interest to
    Servicer.......................       47,679.01
(T) Excess Yield...................       82,499.27
                                      -------------
    Balance........................            0.00
                                      =============

D. Spread Account and Surety Reconciliation

                                                  Spread Account  Surety Bond
                                                  -------------- -------------
(A) Beginning Balance............................   4,966,980.24 14,870,695.00
(B) Additions to Spread Amount...................      82,499.27           N/A
(C) Interest Earned..............................      19,098.94          0.00
(D) Draws........................................           0.00          0.00
(E) Reimbursement for Prior Draws................            N/A          0.00
(F) Distribution of Funds to Servicer............            N/A          0.00
(G) Prior Month Distribution of Funds to "IC"
    Certificate Holder...........................           0.00           N/A
(H) Ending Balance...............................   5,068,578.45 14,870,695.00
(I) Required Balance............................. 199,777,169.12 14,870,695.00
(J) Current Month Distribution of Funds to "IC"
    Certificate Holder...........................           0.00

E. Current Receivables Delinquency

   #Payment Delinquency                                      Number   Balance
   --------------------                                      ------ ------------
     (A) 30-59..............................................   56     741,134.97
     (B) 60-89..............................................   25     407,372.78
     (C) 90+................................................    9     144,159.76
     (D) Total..............................................   90   1,292,667.51

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


F. Excess Yield

                                        Excess
                                        Yield                    Excess Yield
                 Month                 Balance    Pool Balance  (Annualized %)
                 -----                ---------- -------------- --------------
   (A) Current.......................  82,499.27 198,331,937.80     0.4992%
   (B) 1st Previous..................  16,527.56 207,264,367.42     0.0957%
   (C) 2nd Previous..................   9,634.19 216,658,374.78     0.0534%
   (D) 3rd Previous.................. 143,257.30 226,653,772.30     0.7585%
   (E) Four-Month Rolling Excess
       Yield.........................  62,979.58 212,227,113.08     0.3561%

G. Delinquency Rate (30+)

                                                Month
                     Month                     Balance     Pool Balance    %
                     -----                   ------------ -------------- ------
   (A) Current.............................. 1,292,667.51 198,331,937.80 0.6518%
   (B) 1st Previous......................... 1,169,218.53 207,264,367.42 0.5641%
   (C) 2nd Previous......................... 1,313,529.24 216,658,374.78 0.6063%
   (D) 3rd Previous......................... 1,395,191.21 226,653,772.30 0.6156%
   (E) Four-Month Rolling Average........... 1,292,651.62 212,227,113.08 0.6091%

H. Net Loss Rate

                            Charge-Off Liquidation    Average      Defaulted
            Month            Balance    Proceeds      Balance     (Annualized)
            -----           ---------- ----------- -------------- ------------
   (A) Current............. 314,129.75 151,501.21  202,798,152.61    0.9623%
   (B) 1st Previous........ 352,773.08  87,288.70  211,961,371.10    1.5030%
   (C) 2nd Previous........ 417,506.03 164,318.55  221,656,073.54    1.3707%
   (D) Three-Month Rolling
       Average............. 361,469.62 134,369.49  212,138,532.42    1.2846%

I. Charge-Off / Recoveries

                                                             Number   Balance
                                                             ------ ------------
   (A) Collection Period Charge-Off Receivables.............   21     231,059.04
   (B) Gross Charge-Offs Cumulative Receivables.............  292   3,354,050.63
   (C) Collection Period Recoveries on Charge-Offs..........   NA      68,430.50
   (D) Recoveries on Charge-Offs To-Date....................   NA     425,731.66

J. Repossessions

   (A) Collection Period Repossessions......................   18     264,296.06
   (B) Aggregate Repossessions..............................  273   4,637,289.78
   (C) Unliquidated Repossessions...........................   29     479,119.26

K. Forced Place Insurance

   (A) FPI Charge-Offs......................................    0           0.00
   (B) FPI Canceled/Waived/Removed/Reversed.................    0           0.00

                      BAY VIEW SECURITIZATION CORPORATION

                       FOR REMITTANCE DATE: MAY 31, 2001


L. Payahead Reconciliation

   (A) Beginning Balance............................................ 182,177.27
   (B) Deposit......................................................       0.00
   (C) Withdrawal...................................................   3,108.95
   (D) Ending Balance............................................... 179,068.32

           /s/ Michael J. LaOrange
Approved By: ______________________
            Michael LaOrange
       Vice President, Controller
        Bay View Acceptance Corp